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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 1998


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                             ENRON OIL & GAS COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                        1-9743                  47-0684736
(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation or organization)       Number)              Identification No.)



          1400 SMITH STREET
            HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (713) 853-6161



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Item 5.  Other Events

         On April 8, 1998, Enron Oil & Gas Company sold $150 million principal amount of its 6.65% Notes due April 1, 2028 pursuant to an underwritten public offering.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

         (c)      Exhibits

                  1.1      Underwriting Agreement dated April 3, 1998 between
                           Enron Oil & Gas Company and Lehman Brothers Inc. and
                           Chase Securities Inc.

                  1.2      Certificate of Senior Vice President and Chief
                           Financial Officer of Enron Oil & Gas Company establishing the terms of the 6.65% Notes due April
                           1, 2028.

                  1.3 Specimen of 6.65% Notes due April 1, 2028 in book-entry form.

                  1.4      Computation of Ratios of Earnings to Fixed Charges.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ENRON OIL & GAS COMPANY



Date:  April 8, 1998                        By: /s/ W. C. Wilson
                                               ---------------------------------
                                                    Walter C. Wilson
                                                    Senior Vice President and
                                                     Chief Financial Officer





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                                  EXHIBIT INDEX
                                  -------------
1.1      Underwriting Agreement dated April 3, 1998 between Enron Oil & Gas
         Company and Lehman Brothers Inc. and Chase Securities Inc.

1.2      Certificate of Senior Vice President and Chief Financial Officer of
         Enron Oil & Gas Company establishing the terms of the 6.65% Notes due
         April 1, 2028.

1.3      Specimen of 6.65% Notes due April 1, 2028 in book-entry form.

1.4      Computation of Ratios of Earnings to Fixed Charges.






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